Exhibit 10.2

                               CANYON PORTAL MOTEL
                               280 N. HIGHWAY 89A


                                      LEASE

                                 SEDONA, ARIZONA





                         LANDLORD: CANYON PORTAL, L.L.C.

                        TENANT: ILX RESORTS INCORPORATED

                   PREMISES: CANYON PORTAL MOTEL; TRADING POST
                   SHOPS - SPACE 3; AND TRADING POST ADDITION
                  SHOPS - SPACES 9, 10 AND A PORTION OF SPACE 8


                         EFFECTIVE DATE: OCTOBER 1, 2000
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                                TABLE OF CONTENTS

SECTION 1 -  FUNDAMENTAL LEASE PROVISIONS AND DEFINITIONS......................1

SECTION 2 -  PREMISES..........................................................2

SECTION 3 -  GENERAL PROVISIONS................................................2
   3.1       Option............................................................2
   3.2       No Co-Tenancy Requirement.........................................2
   3.3       Name Change.......................................................3

SECTION 4 -  LEASE TERM........................................................3
   4.1       Term..............................................................3
   4.2       Holding Over......................................................3
   4.3       Abandonment.......................................................3
   4.4       Surrender of Premises.............................................3

SECTION 5 -  RENT, SECURITY DEPOSIT AND PARKING................................3
   5.1       Rent..............................................................3
   5.2       Reserves for Furniture Fixtures & Equipment.......................5
   5.3       Parking...........................................................6
   5.4       Security Deposit..................................................6
   5.5       Tenant Option to Terminate........................................6

SECTION 6 -  NO COUNTERCLAIM OR ABATEMENT OF RENT..............................6
   6.1       No Notice.........................................................6
   6.2       No Conditional Payment............................................6

SECTION 7 -  USE OF PREMISES...................................................7
   7.1       Use...............................................................7
   7.2       Prohibited Conduct................................................7
   7.3       Prescribed Conduct................................................7

SECTION 8 -  CONSTRUCTION OF IMPROVEMENTS......................................8
   8.1       Construction by Tenant............................................8
   8.2       Construction by Landlord..........................................8
   8.3       Representations and Warranties of Landlord........................9

SECTION 9 -  TENANT OBLIGATIONS...............................................10
   9.1       Payment by Tenant................................................10
   9.2       Payment by Landlord..............................................11
   9.3       Proof of Payment.................................................11
   9.4       Personal Property Taxes..........................................11
   9.5       Premises Utilities...............................................11

                                        i
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SECTION 10 - COMMON AREA MAINTENANCE..........................................11
   10.1      Expenses.........................................................11
   10.2      Common Area Expenses Estimates...................................13

SECTION 11 - MAINTENANCE AND REPAIRS BY TENANT................................13
   11.1      Tenant's Obligation..............................................13
   11.2      Prohibited Acts..................................................14
   11.3      Rights of Landlord...............................................14

SECTION 12 - REPAIR BY LANDLORD...............................................14
   12.1      Repair by Landlord...............................................14
   12.2      Hazardous Materials..............................................15

SECTION 13 - LIENS............................................................16
   13.1      No Liens.........................................................16
   13.2      Tenant's Obligations.............................................16
   13.3      Removal of Liens by Tenant.......................................16
   13.4      Removal of Lien by Landlord......................................16

SECTION 14 - INSURANCE........................................................17
   14.1      Project Insurance................................................17
   14.2      Tenant's Property................................................17
   14.3      Tenant's Operations..............................................17
   14.4      Certificate of Insurance.........................................18
   14.5      Insurance Companies..............................................18
   14.6      Failure to Procure Insurance.....................................18
   14.7      Repair of Tenant.................................................18
   14.8      Repair by Landlord...............................................19

SECTION 15 - DAMAGE OR DESTRUCTION............................................19
   15.1      Tenant Obligations...............................................19
   15.2      Lease Termination................................................19

SECTION 16 - LANDLORD RESERVATION.............................................20

SECTION 17 - INDEMNIFICATION..................................................20
   17.1      By Tenant........................................................20
   17.2      By Landlord......................................................21
   17.3      Waiver of Claims.................................................21

SECTION 18 - ASSIGNMENT AND SUBLETTING........................................21
   18.1      Landlord Consent.................................................21
   18.2      In Writing.......................................................22
   18.3      Lease Transfer...................................................22

SECTION 19 - SUBJECT TO MASTER LEASE..........................................23

                                       ii
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SECTION 20 - DEFAULTS BY TENANT...............................................24
   20.1      Event of Default.................................................24
   20.2      Re-Enter of Premises.............................................25
   20.3      Lease Termination................................................25
   20.4      Reletting........................................................25
   20.5      Survival of Liability............................................25
   20.6      Cumulative Remedies..............................................26
   20.7      Sublessee Defaults...............................................26
   20.8      Cure Period......................................................27
   20.9      Late Charges.....................................................27

SECTION 21 - CONDEMNATION.....................................................27

SECTION 22 - TENANT'S WAIVER OF STATUTORY RIGHTS..............................28

SECTION 23 - WAIVER OF PERFORMANCE............................................28

SECTION 24 - REMEDIES CUMULATIVE..............................................28

SECTION 25 - CONVEYANCE BY LANDLORD...........................................28

SECTION 26 - NO PERSONAL LIABILITY TO LANDLORD................................28

SECTION 27 - ATTORNEYS' FEES..................................................29

SECTION 28 - PROVISIONS SUBJECT TO APPLICABLE LAW.............................29

SECTION 29 - RIGHT TO CURE....................................................29
   29.1      Right to Cure Tenant's Defaults..................................29
   29.2      Right to Cure Landlord's Defaults................................29

SECTION 30 - NOTICES .........................................................30

SECTION 31 - SIGNS............................................................30

SECTION 32 - INSPECTION AND PRESENTING FOR SALE OR LEASE......................31

SECTION 33 - ESTOPPEL CERTIFICATE.............................................31

SECTION 34 - RECORDING........................................................31

SECTION 35 - SUBORDINATION AND NON-DISTURBANCE................................32

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SECTION 36 - MISCELLANEOUS....................................................32
   36.1      Definition of Tenant.............................................32
   36.2      Tenant...........................................................32
   36.3      Gender and Number................................................32
   36.4      Modifications and Waivers........................................32
   36.5      Binding Effect...................................................32
   36.6      Severability.....................................................33
   36.7      Governing Law and Jurisdiction...................................33
   36.8      Entire Agreement.................................................33
   36.9      Time is of the Essence...........................................33
   36.10     Brokers..........................................................33

                              CANYON PORTAL, L.L.C.

                                      LEASE

SECTION 1 - FUNDAMENT AL LEASE PROVISIONS AND DEFINITIONS.

Landlord:      Canyon Portal, L.L.C., an Arizona limited liability company

Tenant:        ILX Resorts Incorporated, an Arizona corporation

Trade Name:    Canyon Portal Motel

Lease Term:    Commencement Date:              October 1, 2000

               Termination Date:               December 31, 2010 (or as extended
                                               by Section 3.1 )

Premises:      1.   The  existing  20  room Canyon Portal Motel (i) including 12 older rooms to be renovated plus (ii) an additional 20 rooms to be built by Landlord at its expense for a total of 40 rooms.

               2. Trading Post lease space 3 with approximately 753 square feet.

               3. Trading Post Addition lease spaces (i) 9 and 10 with approximately l,784 square feet; and (ii) a portion of lease space 8 with approximately 688 square feet.

               4. Non-exclusive use of the laundry facility located in the basement of the North Retail Building to Canyon Portal.

               5. Use of 45 parking spaces as described in Section 5.3 of this Lease.

               6. Use of the Project monument sign existing adjacent to Highway 89A.

Minimum Annual Base Rental:   The Minimum Annual Base Rent ("Rent")  shall be as
                              set forth in Sections 5.1 (A), (B), (C) and (D) of this Lease.

Address of Landlord:          Canyon Portal, L.L.C.
                              P.O. Box 10239
                              Sedona, AZ 86339
                              Telephone: (520) 282-5387
                              Fax: (520) 282-5902

With a Copy to:               Spector Law Offices, P.C.
                              6900 E. Camelback Road, Suite 640
                              Scottsdale, AZ 85251
                              Telephone: (480) 941-0221
                              Fax: (480) 990-9093

Address of Tenant:            2111 E. Highland, Suite 210
                              Phoenix, AZ 85016
                              Telephone: (602)957-2777
                              Fax: (602) 957-2290

     The foregoing Fundamental Lease Provisions are an integral part of this Lease, and each reference in the body of the Lease to any Fundamental Lease Provision shall be construed to incorporate all of the terms set forth above with respect to such Provisions.

SECTION 2 - PREMISES.

     A site plan showing the boundaries of the Premises and its relative location within a larger commercial development comprised of four elements including the Trading Post Shops, Canyon Portal Shops, North Retail Building and Canyon Portal Motel (the "Project") is attached hereto as Exhibit A. The Premises are included in the Project for the purposes of this Lease. Tenant's acceptance of the Premises and agreement to the terms of this Lease are not conditioned upon any representation by Landlord of the number of square feet in the Premises. Landlord has represented that it will, at Landlord's expense, renovate 12 existing motel rooms, construct 20 new motel rooms and provide the Trading Post lease spaces for use as a motel office pursuant to the terms set forth in Section 8.

SECTION 3 - GENERAL PROVISIONS.

     3.1 OPTION. The Lease Term will be automatically extended for one-year periods after December 31, 2010 up to December 31, 2038, unless on or before August 31st of any year after 2010 written notice is given by Tenant to Landlord that it will not continue the Lease in full force and effect. In that case, the Lease will terminate December 31st of the year such notice is given.

     3.2 NO CO- TENANCY REQUIREMENT. Excluding the Premises, Landlord reserves the right to effect such tenancies in the Project as Landlord, in the exercise of its sole business judgment, shall determine to best promote the interest of the Project. Subject to Section 7.1, Tenant is not relying on the fact, nor does Landlord represent, that any specific tenant or kind of tenant or number of tenants shall, during the term of this Lease, occupy any space in the Project.

     3.3 NAME CHANGE. Landlord reserves the right to change the name of the Project from time to time during the term of this Lease. Tenant reserves the right to change the name of the Premises (motel) from time to time during the term of this Lease.

SECTION 4 - LEASE TERM.

     4.1 TERM. The term of this Lease (herein called the "Lease Term" or the "Term") is set forth in Section 1 as it may be extended by Section 3.1, unless the Term is sooner terminated as provided in this Lease.

     4.2 HOLDING OVER. If Tenant, upon expiration or termination of this Lease, either by lapse of time or otherwise, remains in possession of the Premises with Landlord's written consent, but without a new lease reduced to writing and duly executed, Tenant shall be deemed to be occupying the Premises as a tenant from month to month, subject to all covenants, conditions and provisions of this Lease. If Tenant remains in possession without Landlord's written consent, Tenant shall be deemed to be in wrongful hold over and shall be subject to all the rights and remedies provided to Landlord under this Lease and by law, including but not limited to forcible entry and detainer actions or other eviction processes. During any hold over period, without a reasonable claim of right by Tenant, the monthly Rent shall be one hundred fifty percent (150%) of Tenant's monthly Rent payable during the last month of the Term of this Lease.

     4.3 ABANDONMENT. If Tenant, prior to the expiration of this Lease, relinquishes possession of the Premises without Landlord's written consent, such relinquishment shall be deemed to be an abandonment of the Premises and an Event of Default under this Lease.

     4.4 SURRENDER OF PREMISES. Upon any termination of this Lease for any reason, Tenant shall immediately surrender possession of the Premises to Landlord in good and tenantable repair, reasonable wear and tear excepted, and shall surrender all keys and all copies of such keys for the Premises to Landlord at the place then fixed for the payment of Rent or other agreed upon location.

SECTION 5 - RENT, SECURITY DEPOSIT AND PARKING.

     5.1 RENT.

          A. MOTEL RENT. Commencing October 1, 2000, there will only be 8 rooms available at Canyon Portal Motel. The Rent will be $10,000.00 per month. At such time as each of the additional 12 rooms have been properly renovated and made available to Tenant, the Rent will be increased by $667.00 per month for each room made available with such Rent payable commencing the first day of the month after such room(s) are renovated and made available. Provided, however, when the 12th room is renovated and made available, the additional Rent shall be $663.00 per month so the total Rent for the 12 rooms is an additional $8,000.00 per month. At such time as the full 40 rooms are available (estimated to be June 1, 2001), Landlord is in possession of a Certificate of Occupancy from the City of Sedona and Landlord has substantially completed any punchlist items to the reasonable satisfaction of Tenant (the Tenant shall be included in the punchlist process), the Rent will be increased to $37,000.00 per month. This Rent will remain in effect until December 31, 2005 and then will increase as set forth below.

     Beginning January 1, 2006 through December 31, 2006         $40,000.00
               January 1, 2007 through December 31, 2007         $40,500.00
               January 1, 2008 through December 31, 2008         $41,000.00
               January 1, 2009 through December 31, 2009         $41,500.00
               January 1, 2010 through December 31, 2010         $42,000.00

     B. MOTEL OFFICE RENT - LEASE SPACES 9 & 10. Commencing October 1, 2000, the Rent for the Trading Post Addition lease spaces 9 and 10 will be $1,500.00 per month through May 31, 2001. Commencing June 1, 2001 through December 31, 2005, the Rent will be $3,500.00 per month. Commencing January 1, 2006 through December 31, 2010, the Rent will be $3,750.00 per month.

     C. MOTEL OFFICE RENT - TRADING POST LEASE SPACE 3. Commencing October 1, 2000, the Rent for the Trading Post lease Space 3 will be $3,573.85 per month through December 31, 2000 and thereafter will be increased each January 1st by increasing the prior year's monthly Rent pursuant to Section 5.1(E).

     D. MOTEL OFFICE RENT - TRADING POST ADDITION SPACE 8. Commencing October 1, 2000, the Rent for the portion of Trading Post Addition lease Space 8 will be $2,580.00 per month through December 31,2000 and thereafter will be increased each January 1st by increasing the prior year's monthly Rent pursuant to Section 5.1(E).

     E. The Rents provided for in this Section 5.1 shall each be subject to adjustment as described herein commencing on (i) January 1, 2011 for the Premises referred to in Section 5.1(A) and (B); and (ii) January 1, 2001 for the Premises referred to in Section 5.1(C) and (D), and for each year thereafter (each date an "Adjustment Date") as follows. The base for computing the adjustment is the Consumers' Price Index for All Urban Consumers, United States Cities Average published by the United States Department of Labor, Bureau of Labor Statistics (the "Index"), which was in effect on September 1st of the second Lease year (the calendar year) prior to any Adjustment Date ("Beginning Index"). For example, the adjustment for Lease year 2011 would be based on the Beginning Index for September 1, 2009. The Index published for September 1st of each year previous to each Lease Year thereafter ("Extension Index") is to be used in determining the amount of the adjustment. For example, the adjustment for the year 2011 would be based on the Extension Index for September 1, 2010. If the Extension Index has increased over the Beginning Index, the base monthly Rent for the following year shall be set by multiplying the base monthly Rent for the previous year, e.g., for the 12th Lease month, by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index. However, the adjustment to the Rent shall be no less than three percent (3%) compounded per annum of the base monthly Rent in the prior Lease Year for the Premises. As an example, if (i) the Beginning Index on September 1, 2009 is 111.0; the Extension Index on September 1, 2010 is 115.0; and Motel Rent under Section 5.1(A) for December, 2010 is $42,000, then the Motel Rent for each month of calendar year 2011 will be $42,000 (x) 115.0 (%) 111 = $43,513.51 per month.

          If the Index is changed so that the base year differs from that in effect when the Term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the Term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

          F. Tenant shall pay to Landlord the Rents set forth in Section 5.1 of this Lease in twelve (12) equal monthly installments during each Lease Year, in advance, on the first day of each calendar month. The Rental and Additional Charges hereinafter provided for shall be paid in lawful money of the United States to Landlord at its address or at such other place as Landlord may from time to time designate in writing.

          G. All rental amounts are "net" rent to Landlord. All Additional Charges (all other charges to Tenant described in this Lease) shall be deemed Rent whether or not expressly designated as such, and shall be paid in addition to the Rent at the times and in the manner provided for in this Lease.

     5.2 RESERVES FOR FURNITURE FIXTURES & EQUIPMENT. There will be reserved by Tenant separate from the Rent the amount of $3,500.00 per month commencing January 1, 2002. These funds can be co-mingled with other reserve funds on other properties owned or managed by Tenant. Within 60 days after the end of each calendar year, Tenant will send to Landlord a report of the reserve funds set aside and the expenditures from the reserve funds for Canyon Portal showing the balance of the reserve funds for Canyon Portal. The funds reserved shall be spent by Tenant for Furniture, Fixtures & Equipment at the Premises so as to maintain the Furniture, Fixtures & Equipment in good repair and condition. The reserved funds may be spent at the reasonable discretion of Tenant. At the end of the Lease Term, or any extension thereof, any reserve funds not expended will be paid to Landlord.

     5.3 PARKING. There will be reserved for Tenant 20 parking spaces that are exclusively reserved on a 24 hour a day basis. An additional 25 spaces will be labeled as "Reserved for Motel Parking Only after 4:00 p.m." All parking spaces in front of the Motel Office (as reflected on Exhibit A) will be included in the 20 parking spaces reserved exclusively for Tenant.

     5.4 SECURITY DEPOSIT. No Security Deposit is required under this Lease.

     5.5 TENANT OPTION TO TERMINATE. If 40 rooms are not available for use (as defined in Section 5.1(A) above) by Tenant on or before August 31, 2001, Tenant, at its option, may: (i) Terminate this Lease by giving fifteen (15) days prior written notice delivered to Landlord on or before August 31, 2001; or (ii) Continue this Lease in full force and effect as to the (8) original rooms and
(12) renovated rooms, and at such time as all of the 20 new rooms are available for use (defined for the purpose of this subparagraph (ii), only, as substantially completed except for normal "punchlist" items), Landlord will notify Tenant in writing, and Tenant shall have fifteen (15) days after the date of receipt of such notice to accept such 20 new rooms in its sole and absolute discretion, by written notice delivered to Landlord on or before the fifteenth
(15th) day of such period. If no such notice is delivered, the 20 new rooms shall be deemed rejected.

     If the new rooms are accepted by the Tenant, rent shall then commence on such rooms upon the conditions described in Section 5.1(A) of this Lease.

     If the new rooms are not accepted by Tenant: (iii) The rent for the 20 rooms retained by Tenant will be forty-five percent (45%) of the Rent schedule in Section 5.1(A) beginning January 1, 2006, and $18,000 per month prior to that time upon completion of the renovation of the 12 rooms as described in Section 5.1(A), and (iv) Landlord and Tenant will mutually work together so that Landlord will be able to operate the 20 new rooms as a separate motel facility at the Project.

SECTION 6 - NO COUNTERCLAIM OR ABATEMENT OF RENT.

     6.1 NO NOTICE. Except as expressly provided herein, Rent and Additional Charges and all other sums payable by Tenant shall be paid without notice, demand, counterclaim, setoff, recoupment, deduction or defense of any kind or nature and without abatement, suspension, deferment, diminution or reduction except an offset will be allowed to Tenant if Landlord is in default to Tenant on payments to Tenant on any loan made by Tenant to Landlord, including but not limited to a loan of $100,000 made by Tenant, as Holder, to Landlord, as Maker, contemporaneously with the effective date of this Lease.

     6.2 NO CONDITIONAL PAYMENT. NO PAYMENT BY TENANT OR RECEIPT BY LANDLORD OF A LESSER AMOUNT THAN THE TOTAL OF ALL SUMS DUE HEREUNDER SHALL BE DEEMED TO BE OTHER THAN AN ACCOUNT OF THE EARLIEST STIPULATED RENT, NOR SHALL ANY ENDORSEMENT OR STATEMENT ON ANY CHECK, OTHER PAYMENTS OR ANY ACCOMPANYING LETTER BE DEEMED AS ACCORD AND/OR SATISFACTION AND LANDLORD MAY ACCEPT SUCH CASH AND/OR NEGOTIATE SUCH CHECK OR PAYMENT WITHOUT PREJUDICE TO LANDLORD'S RIGHT TO RECOVER THE BALANCE OF SUCH RENT OR PURSUE ANY OTHER REMEDY PROVIDED IN THIS LEASE OR OTHERWISE, REGARDLESS OF WHETHER LANDLORD MAKES ANY NOTATION ON SUCH INSTRUMENT OF PAYMENT OR OTHERWISE NOTIFIES TENANT THAT SUCH ACCEPTANCE, CASHING OR NEGOTIATION OF SUCH PAYMENT IS WITHOUT PREJUDICE TO ANY OF LANDLORD'S RIGHTS. TENANT SPECIFICALLY WAIVES THE PROVISIONS OF A.R.S. 47-1207.

SECTION 7 - USE OF PREMISES.

     7.1 USE. Tenant shall not use or permit the Premises to be used in violation of the laws, ordinances, regulations and requirements of the United States, the State of Arizona, Coconino County, the City of Sedona or any subdivision or department thereof or any other authority or agency having jurisdiction over the Premises or the Project. Tenant acknowledges other tenants at the Project may have certain exclusive uses, a list of which is attached hereto as Exhibit B. Tenant shall not sell any items which are protected by other tenants' exclusivity rights. Landlord shall not grant any rights to any tenant which would compete with any material business operated by Tenant at the Project.

     7.2 PROHIBITED CONDUCT. Except by prior written consent of Landlord, Tenant shall not:

          A. Use or operate any machinery that, in Landlord's opinion, is harmful to the Premises or the Project or disturbing to other tenants in the building of which the Premises is a part (except as is reasonably necessary for alterations or repairs); use any loud speakers, televisions, stereos, radios or other devices in a manner so as to be heard or seen outside the Premises; or display merchandise on the exterior of the Premises either for sale or for promotional purposes.

          B. Do or suffer to be done any act, matter or thing objectionable to the fire, casualty or liability insurance carriers whereby any insurance now in force or hereafter to be placed on the Premises or the Project, or any part thereof, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date when Tenant receives possession of the Premises. In case of a breach of this covenant, in addition to all other remedies of Landlord hereunder, Tenant agrees to pay to Landlord as additional rent any and all increase or increases of premiums on insurance carried by Landlord on the Premises or the Project.

          C. Do or cause to be done any act, matter or thing in violation of any federal, state, county or local law, statute, regulation, rule or ordinance.

     7.3 PRESCRIBED CONDUCT. At all times throughout the Lease Term, Tenant shall:

          A. Comply with any and all requirements of any of the constituted public authorities and with the terms of any state or federal statute or local ordinance or regulation applicable to Tenant or its use, safety, cleanliness or occupation of the Premises, and save Landlord harmless from penalties, fines, costs, expenses or damages resulting from Tenant's failure to do so.

          B. Give Landlord prompt written notice of any accident, fire, pest infestation, or damage occurring on or to the Premises.

          C. Load and unload goods at such times in the areas and through such entrances as may be designated for "Delivery" by Landlord. Such trailers or trucks shall not be permitted to remain parked overnight in any area of the Project, whether loaded or unloaded. Designated fire lanes shall not be used for the loading or unloading of merchandise, parking or standing of running vehicles at any time. The unlawful use of such fire lanes may result in the towing of the offending vehicle and subject the owner or user thereof to all applicable fines established by the City of Sedona and/or Landlord.

          D. Conduct its business in the Premises in all respects in a dignified manner and in accordance with high standards of motel operation. Tenant will not engage in any deceptive marketing or sales efforts that offend the customers of the Project, its Tenants or in any way conduct its operations in a "discount sale" manner.

          E. Comply with all reasonable rules and regulations of Landlord in effect at the time of the execution of this Lease or at any time or times, and from time to time, promulgated by Landlord which Landlord, in its reasonable discretion, shall deem necessary in connection with the Premises or the Project.

SECTION 8 - CONSTRUCTION OF IMPROVEMENTS.

     8.1 CONSTRUCTION BY TENANT. Tenant shall not make or cause to be made any structural alterations, additions or improvements to the Premises, without first obtaining Landlord's written approval, which shall not be unreasonably withheld. Tenant shall present to Landlord plans and specifications for such work at the time approval is sought. Landlord may condition its approval upon the requirement that Tenant, or its contractor, secure and bear the cost of a labor and materials payment bond for any single improvement costing in excess of $100,000. All alterations, improvements, additions and fixtures made or installed by Tenant shall remain upon the Premises at the expiration or earlier termination of this Lease and shall become the property of Landlord.

     8.2 CONSTRUCTION BY LANDLORD. Landlord shall, at its expense, construct 20 new motel rooms and renovate 12 existing motel rooms. The 20 new motel rooms will be constructed pursuant to plans prepared by Don Woods Architect dated July, 2000 and reflecting the following Index to Drawings. These Drawings are incorporated herein by this reference.

          A1        SITE PLAN
          A2        DEMOLITION PLAN
          A3        FLOOR PLAN/ARCHITECTURAL ELECTRIC
          A4        BUILDING SITE PLAN-GROUND LEVEL
          A5        BUILDING SITE PLAN-UPPER LEVEL/STAIR
          A6        SUITE PLANS AND SCHEDULES
          A6        EXTERIOR ELEVATIONS
          A7        EXTERIOR ELEVATIONS AND DETAILS
          A8        BUILDING SECTION/INTERIOR ELEVATIONS
          C1        GENERAL NOTES/DETAILS
          C2        GRADING AND DRAINAGE PLANS
          S1.1      STRUCTURAL NOTES
          S1.2      TYPICAL DETAILS
          S2.1      FOUNDATION PLAN
          S2.2      FLOOR FRAMING PLAN
          S2.3      ROOF FRAMING PLAN
          S3.1      FOUNDATION DETAILS
          S4.1      FLOOR FRAMING DETAILS
          S4.2      FRAMING DETAILS
          S5.1      ROOF FRAMING DETAILS
          MP1       MECHANICAL PLANS
          MP2       PLUMBING PLAN

The renovation of the 12 motel rooms will be done pursuant to architectural plans prepared by Don Woods Architect and dated August 16, 2000. Tenant acknowledges receipt of the plans for both the construction of the 20 new rooms and renovation of the 12 rooms. The construction and renovation will be done by Landlord at its expense in substantial compliance with the above plans subject, however, to modifications required by the City of Sedona in order to secure building permits and also subject to removal of a walkway connecting the buildings which blocks view corridors.

     8.3  REPRESENTATIONS  AND  WARRANTIES  OF  LANDLORD.   Landlord  makes  the
following representations and warranties:

          A. This Lease has been duly authorized and executed by Landlord and constitutes the valid and binding obligation of Landlord enforceable in accordance with its terms. The execution and performance of this Lease by Landlord does not conflict with or constitute a default under any agreement, mortgage, lease or other instrument by which Landlord is or may be bound.

          B. Landlord has no actual knowledge and has received no notice of any pending or threatened claim, action, suit, proceeding or other litigation affecting the Project, Premises or any portion thereof, or under any outstanding contract, if any, to which Landlord is a party, in any court or before or by any governmental authority having jurisdiction.

          C. The Premises are free from liens of mechanics and materialmen.

          D. To Landlord's actual knowledge, there exist no current material violations of any federal, state, county or municipal laws, ordinances, building codes, orders, regulations or requirements affecting any portion of the Premises.

          E. Landlord has no actual knowledge of any agreements, commitments or understandings pursuant to which Landlord is required to dedicate any part of the Premises or to grant any easement, water rights, rights-of-way, road or license for ingress and egress or other use in respect to any part of the Premises whether on account of the development of adjacent or nearby real property or otherwise.

          F. To Landlord's actual knowledge, it is not in material default or in material breach of any written covenant, condition, restriction, right-of-way, easement or other written agreement affecting the Premises.

          G. Landlord has sufficient monies available through a loan with Owens Mortgage Investment Fund ("Owens") to complete all construction required under this Lease with completion to occur approximately June 1, 2001. Upon completion of such construction, the 20 new rooms will be of no less quality than the 8 rooms completed in 1998 and all rooms will be furnished with furniture, fixtures and equipment of no less quality than the furnishings in such 8 rooms. Attached as Exhibit C is a line-item breakdown on the Owens loan which Landlord represents is sufficient to complete and will be spent on the construction and other expenditures reflected on Exhibit C.

          H. Landlord shall pay all monies due as rent to the Master Landlord to keep in full force and effect the Master Lease referred to in Section 19 of this Lease. In the event that Landlord defaults in the payment of any rent or otherwise, under the Master Lease, Tenant shall have the option to take any action, including making payments of rent directly to the Master Landlord, in order to cure such default by Landlord as tenant under the Master Lease. If Tenant, in order to cure such defaults, is required to expend funds in excess of that owed by Tenant to Landlord for Rent, Tenant shall deduct such amounts from the next amounts owing to Landlord under this Lease. In addition, Tenant shall earn interest at 12% on advanced monies which are in excess of Tenant' s Rent with the interest to be deducted from the next monies owed to Landlord by Tenant.

SECTION 9 - TENANT OBLIGATIONS.

     9.1 PAYMENT BY TENANT. Tenant shall pay and discharge punctually, as and when the same shall become due and payable, each and every cost, expense and obligation of every kind and nature, foreseen or unforseen, arising out of the possession, operation, maintenance, alteration, repair, rebuilding, use or occupancy of the Premises by Tenant. Tenant shall also pay and discharge punctually, as and when the same shall become due and payable without penalty, personal property, business, occupation and occupational license taxes, water, sewer, electricity, telephone charges and fees and all sales and use taxes owed to governmental entities arising out of the motel rental to its customers and guests.

     9.2 PAYMENT BY LANDLORD. Tenant shall not be required to pay or reimburse Landlord for: (i) any local, state or federal capital levy, franchise tax, revenue tax, income tax, or profits tax of Landlord unless and to the extent such levy, tax or imposition is in lieu of or a substitute for any other levy, tax or imposition now or later in existence upon or with respect to the Premises which, if such other levy, tax or imposition were in effect, would be payable by Tenant under the provisions hereof; (ii) any estate, inheritance, devolution, succession or transfer tax which may be imposed upon or with respect to any transfer (other than taxes in connection with a conveyance by Landlord to Tenant) of Landlord's interest in the Premises; or (iii) any lien arising from the unilateral acts or omissions of Landlord and unrelated to a default of Tenant under this Lease.

     9.3 PROOF OF PAYMENT. Tenant, upon Landlord's request, shall furnish to Landlord within thirty (30) days thereafter proof of the payment of any obligation to be paid by Tenant.

     9.4 PERSONAL PROPERTY TAXES. Tenant shall be responsible for and shall pay before delinquency all taxes levied or assessed against any personal property of any kind owned or placed in, upon or about the Premises by Tenant. Tenant hereby agrees to protect and hold harmless Landlord and the Premises from any liability for Tenant' s share of any and all such taxes, assessments and charges together with any interest, penalties or other charges thereby imposed, and from any sale or other proceedings to enforce payment thereof, and to pay all such taxes, assessments and charges before delinquency and before same become a lien.

     9.5 PREMISES UTILITIES. Tenant shall be responsible for any and shall pay for all utilities used or consumed in or upon the Premises as and when the charges shall become due and payable during the Term. Tenant shall make all appropriate applications to local utility companies and pay all required deposits. In no event shall Landlord be liable for any interruption or failure in the supply of any utilities to the Premises.

SECTION 10 - COMMON AREA MAINTENANCE.

     10.1 EXPENSES. For the Term hereof, Tenant shall pay to Landlord, as Additional Rent, Tenant's "Proportionate Share" of: (i) all costs of operation and maintenance of the Common Areas of the Project; (ii) all Common Area utilities; (iii) all real estate and assessment taxes levied and assessed against the Project; (iv) all insurance coverage upon the Project and its operations; and (v) Landlord's management fee. Tenant's Proportionate Share shall be payable in equal monthly installments at the same time Rent is payable hereunder, without demand and without any deduction or set-off whatsoever. Tenant's Proportionate Share shall be not less than the ratio that Tenant's total floor area bears to the total floor area of all the retail and motel buildings (as measured by Landlord) in the Project which are from time to time completed as of the first day of each calendar quarter. For the period from October 1, 2000 through May 31, 2001, the Tenant's Proportionate Share shall be 36.25%. For the period from approximately June 1, 2001 and thereafter, Tenant' s Proportionate Share shall be 51.11 % (after completion of the 20 rooms). These Common Area percentages are based on a square footage analysis by Landlord.

          A. FOR PURPOSES OF THIS SECTION 10.1:

               1. The cost of operation and maintenance of the common facilities includes all expenditures incurred by or on behalf of Landlord in keeping and maintaining the foundations, exterior walls, floors and roofs of the Common Area of the Project, all repairs to and replacements of equipment associated with the Project including, but not limited to, the cost of operating and maintaining the common facilities, including without limitation, the cost of all of Landlord's gardening and landscaping, the current portion of any assessments against the Project for any purpose, repairs, preventive maintenance, repainting including restriping of parking lot and access ways, updating and maintenance of directory signs, rental of signs and equipment, lighting, sanitary control, cleaning, sweeping, removal of ice, snow, trash, rubbish, garbage and other refuse, depreciation over a period of not exceeding sixty (60) months of machinery, equipment and other assets used in the operation and maintenance of the Project, repair, maintenance or replacement of onsite water lines, sanitary sewer lines, septic tanks, leach lines and evapotranspiration beds, storm water lines and electrical lines and equipment serving the property, the cost of police, security and traffic control services, reasonable reserves for anticipated expenditures, the cost and maintenance and upkeep of the public restroom facilities, and the cost of all personnel required to supervise, implement and accomplish all of the foregoing, including but not limited to, on-site management and maintenance personnel. Notwithstanding the above, the Common Area costs shall be reimbursed by any insurance recoveries on Landlord's insurance with respect to Common Area items or recovery by Landlord from any breach of warranty by a contractor or subcontractor with respect to Common Area items. In addition, the Manager shall charge and be paid an additional fee of ten percent (10%) of the total of all Common Area Expenses, excluding real property taxes and insurance, to cover supervision, administration and overhead of the Project.

               2. Real Estate Taxes include all taxes, assessments and other governmental fees or charges, general and specific, ordinary and extraordinary, of any kind and nature whatsoever, including but not limited to, assessments for public improvements or benefits, which shall, during the Term hereof, be assessed, levied, or imposed upon the Project or Landlord or become due or payable.

               3. Insurance coverage upon the Project and its operations includes the cost of all Landlord's insurance relating to the common facilities of the Project as a whole or the operations thereon, including, but not limited to: casualty insurance, flood insurance, rent loss insurance, fire insurance and extended coverage, on all buildings in the Project, as well as general liability insurance, umbrella liability insurance, bodily injury, public liability, property damage liability, automobile insurance, sign insurance and any other insurance carried by the Landlord in coverage limits selected by the Landlord.

               4. Landlord's Management Fee is comprised of compensation and fees paid by Landlord to an independent management agent or broker for management of the Project, or if Landlord manages the Project on its own behalf, such fees shall be stipulated to be and computed as three percent (3%) of the Rent received by Landlord from Tenant for the fiscal year in question for the portions of the Premises referred to in Sections 5.1(C) and (D) with no management fee due as to the portion of the Premises referred to in Section 5.1(A) and (B).

     10.2 COMMON AREA EXPENSES ESTIMATES. At the beginning of each calendar year, Landlord shall have the right to prospectively estimate the total amount of Common Area Expenses anticipated for such year, based on Landlord's experience and the latest available tax information, and Landlord shall thereafter notify Tenant of the portion of estimated Common Area Expenses which Tenant shall be expected to pay each month. Within ninety (90) days following the end of the applicable calendar year, Landlord shall furnish Tenant a statement ("Statement") setting forth the amount of the actual Common Area Expenses for such year, showing in adequate detail the manner in which Tenant's portion of Common Area Expenses has been computed and the payments made by Tenant for Common Area Expenses during such year. If the amount collected by Landlord from Tenant for estimated Common Area Expenses exceeds the actual amount of Common Area Expenses for such year, Landlord shall refund the excess within thirty (30) days or shall apply any credit to the next Common Area Expense payment to be made by Tenant. If Tenant' s payments of estimated Common Area Expenses are less than the total amount of actual Common Area Expenses for such year, Tenant shall pay the deficiency within thirty (30) days from receipt of the Statement.

SECTION 11 - MAINTENANCE AND REPAIRS BY TENANT.

     11.1 TENANT'S OBLIGATION. Tenant shall keep and maintain in good order, condition and repair, reasonable wear and tear excepted (including any such replacement, periodic painting and restoration as is required for that purpose), the Premises and every part thereof and any and all appurtenances thereto wherever located, including but not limited to, the exterior and interior portion of all doors, door checks, door locks, windows, plate glass, store front, all plumbing and sewage facilities within the Premises, all alterations, improvements and installations made by Tenant and any repairs required to be made due to burglary or other illegal entry into the Premises. Tenant shall maintain and bear the expense of the light fixtures and bulbs, air-conditioning units and filters, heating units or furnace, janitorial services, interior pest control, and the like.

     11.2 PROHIBITED ACTS. Tenant shall not cause or permit accumulation of any debris or extraneous matter on the roof of the Premises and will be responsible for any damage caused thereto by any acts of Tenant, its agents, servants, employees or contractors. Tenant shall place any rubbish, broken down boxes, trash or other excess matter only in such containers as are authorized from time to time by Landlord; keep the Premises (including all exterior surfaces and both sides of all glass) clean, orderly, sanitary and free from objectionable odors and from insects, vermin, and other pests; and keep the outside areas and sidewalks immediately adjoining the Premises clean and free from empty boxes, trash of any kind, ice and any other obstructions or safety hazards.

     11.3 RIGHTS OF LANDLORD. If Tenant refuses or fails to commence and complete repairs or maintenance required herein promptly and adequately, Landlord may, but shall not be required to, make and complete the repairs or perform the maintenance. The cost of such repairs or maintenance shall be paid immediately by Tenant to Landlord as additional Rent upon demand.

SECTION 12 - REPAIR BY LANDLORD.

     12.1 REPAIR BY LANDLORD. Landlord shall keep and maintain in good repair the foundation, exterior walls, floors and roof of the building in which the Premises are located (but the same shall be included in the cost of operations and maintenance of the common facilities as defined in Section 10), exclusive of doors, door frames, door checks, door locks, windows and window frames located in exterior building walls. Landlord shall not, however, be required to make any such repairs when such repairs are the result of misuse or neglect by Tenant, its agents, employees, invitees, licensees or contractors, except to the extent covered by Project insurance. Any repairs required to be made by reason of such Tenant misuse or neglect shall be the responsibility of Tenant, the above provisions to the contrary notwithstanding, except to the extent covered by Project insurance. Except as provided herein, Landlord shall have no obligation to alter or modify the Premises, or any part thereof, or to repair and maintain any plumbing, heating, electrical, air-conditioning or other mechanical installation in the Premises. Under no circumstances shall Landlord be obligated to repair, replace or maintain any plate glass or door or window glass no matter what the cause, except to the extent covered by Project insurance.

     12.2 HAZARDOUS MATERIALS. Exclusive of Hazardous Materials normally associated with Tenant's permitted use, if any, Tenant covenants and agrees not to use, generate, release, manage, treat, manufacture, store, or dispose of, on, under or about, or transport to or from (any of the foregoing hereinafter a "Use") the Premises any Hazardous Materials (other than "De Minimis" amounts (as defined below)). Tenant further covenants and agrees to pay all costs and expenses associated with enforcement, removal, remedial or other governmental or regulatory actions, agreements or order threatened, instituted or completed pursuant to any Hazardous Materials Laws, and all audits, tests, investigations, cleanup, reports and other such items incurred in connection with any efforts to complete, satisfy or resolve any matters, issues or concerns, whether governmental or otherwise, arising out of or in any way related to the Use of Hazardous Materials in any amount by Tenant, its employees, agents, invitees, subtenants, licensees, assignees or contractors. For purposes of this Lease (i) the term "Hazardous Materials" shall include but not be limited to asbestos, urea formaldehyde, polychlorinated biphenyls, automotive and petroleum products and byproducts (including, without limitation, gasoline, diesel and other fuels, new, used and recycled oil, grease, brake fluid, antifreeze, and other automotive fluids installed in or recovered from service vehicles or otherwise, and any other fuel additive, derivative, lubricant or byproduct generated, stored or used in Tenant's business operation or otherwise occurring), pesticides, radioactive materials, hazardous wastes, toxic substances and any other related or dangerous toxic or hazardous chemical, material or substance defined as hazardous or regulated or as a pollutant or contaminant in, or the use of or exposure to which is prohibited, limited, governed or regulated by, any Hazardous Materials Laws; (ii) the term "De Minimis" amounts shall mean, with respect to any given level of Hazardous Materials, that such level or quantity of Hazardous Materials in any form or combination of forms (a) does not constitute a violation of any Hazardous Materials Laws; and (b) is customarily employed in, or associated with, similar retail or motel projects in Coconino County, Arizona; and (iii) the term "Hazardous Materials Laws" shall mean any federal, state, county, municipal, local or other statute, law, ordinance or regulation now or hereafter enacted which may relate or legislate the protection of human health or the environment, including but not limited to the Comprehensive Environment Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601, ET SEQ.; the Hazardous Materials Transportation Act, 49
U.S.C. Section 1801, ET SEQ.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, ET SEQ.; the Federal Water Pollution Control Act, 33 U.S.C.
Section  1251,  ET SEQ.;  the Toxic  Substances  Control Act of 1976,  15 U.S.C.
Section 2601, ET SEQ.; Ariz. Rev. Stat. Ann. Title 49 (The "Arizona Environmental Quality Act of 1986"); and any rules, regulations or guidelines adopted or promulgated pursuant to any of the foregoing as they may be adopted, amended or replaced from time to time.

SECTION 13 - LIENS.

     13.1 NO LIENS. Tenant shall have no authority to do any act or make any contract which may create or be the basis for any lien, mortgage or other encumbrance upon any interest of Landlord in the Premises or which would cause any document to be recorded against the Premises or the Project. Should Tenant cause any construction, alterations, rebuildings, restorations, replacements, changes, additions, improvements or repairs to be made on the Premises, or cause any labor to be performed or material to be furnished thereon, therein or thereto, neither Landlord nor the Premises shall under any circumstances be liable for the payment of any expense incurred or for the value of any work done or material furnished, and Tenant shall be solely and wholly responsible to contractors, laborers and materialmen for performing such labor and furnishing such material. Tenant shall have the right to subject its Tenant's leasehold interest to a lien that is limited solely to Tenant's leasehold estate.

     13.2 TENANT'S OBLIGATIONS. Any alterations or improvements made by Tenant to the Premises must be paid for by Tenant when such alterations or improvements are made. Nothing in this Lease shall be construed to authorize Tenant, or any person dealing with or under Tenant, to charge the Rents of the Premises, or the property and buildings of which the Premises form a part, or the interest of Landlord in the state of the Premises, with a mechanics' lien or encumbrance of any kind, and under no circumstances shall Tenant be construed to be the agent, employee or representative of the Landlord in the making of any such improvements or alterations to the Premises.

     13.3 REMOVAL OF LIENS BY TENANT. If, because of any act or omission (or alleged act or omission) of Tenant, any mechanic's, materialman's, or other lien, charge or order for the payment of money shall be filed or recorded against the Premises or against Landlord (whether or not such lien, charge or order is valid or enforceable as such), Tenant shall, at its own expense, either cause the same to be discharged of record pursuant to A.R.S. ss.33-1004 or otherwise cause such discharge, within thirty (30) days after Tenant shall have received notice of the filing thereof, or Tenant may, within such period, furnish to Landlord a bond satisfactory to Landlord against such lien, charge or order, in which case Tenant shall have the right in good faith to contest the validity or amount thereof.

     13.4 REMOVAL OF LIEN BY LANDLORD. If, because of any act or omission (or alleged act or omission) of Landlord, any mechanic's, materialman's, or other lien, charge or order for the payment of money shall be filed or recorded against the Premises or against Tenant (whether or not such lien, charge or order is valid or enforceable as such), Landlord shall, at its own expense, either cause the same to be discharged of record pursuant to A.R.S. ss.33-1004, or otherwise cause such discharge, within thirty (30) days after Landlord shall have received notice of the filing thereof, or Landlord may, within such period, furnish to Tenant a bond satisfactory to Tenant against such lien, charge or order, in which case Landlord shall have the right in good faith to contest the validity or amount thereof.

SECTION 14 - INSURANCE.

     14.1 PROJECT INSURANCE. Landlord bears the risk of and shall insure as a Common Area Expense as practical or as required by Landlord's Lender, the operation of the Project as a whole or the common areas thereof. Such insurance shall include, but is not limited to, general liability and umbrella excess liability (with coverage of at least $3,000,000), bodily injury, public liability, property damage liability, fire and extended coverage in amounts not less than eighty percent (80%) of the replacement cost of the Project, sign insurance and the like in coverage limits selected by Landlord. Tenant shall pay to Landlord its "Proportionate Share" of such insurance as provided in Section 10 above.

     14.2 TENANT'S PROPERTY. Tenant agrees that all property owned by it in, on, or about the Premises shall be at the sole risk and hazard of the Tenant, except for matters covered by Project insurance and subject to the provisions of Paragraph 17.2 of this Lease. Subject to the provisions of Paragraph 17.2 of this Lease, Landlord shall not be liable or responsible for any loss or damage to Tenant, or anyone claiming under or through Tenant, or otherwise, whether caused by or resulting from a peril required to be insured hereunder, or from water, gas leakage, plumbing, electricity or electrical apparatus, pipe or apparatus of any kind, the elements or other similar or dissimilar causes, and whether or not originating in the Premises or elsewhere. Tenant shall require all policies of risk insurance carried by it on its property in the Premises to contain or be endorsed with the provision in and by which the insurer designated therein shall waive its right of subrogation against Landlord.

     14.3 TENANT'S OPERATIONS. Except as may be provided otherwise in this Lease, all operations conducted by Tenant shall be at Tenant's sole risk. In addition, Tenant shall procure insurance for its operations as follows:

          A. Tenant shall keep in force at its own expense public liability insurance and comprehensive general liability insurance, including contractual liability insurance sufficient to cover all phases and aspects of the operation and conduct of its business, with minimum limits of $2,000,000.00 on account of bodily injuries to or death of one person and $3,000,000.00 on account of bodily injuries to or death of more than one person as a result of anyone accident or disaster, and $2,000,000.00 as a result of damage to property. Such dollar amounts shall be adjusted each five-year period by a cost of living index factor.

          B. Tenant shall keep and maintain in force during the Term hereof, plate glass insurance upon windows and doors in the Premises as required by this Lease unless Landlord maintains such insurance on behalf of all Tenants and treats it as a Common Area Expense.

     14.4 CERTIFICATE OF INSURANCE. Tenant shall provide annually to Landlord a Certificate of Insurance listing Landlord as an additional named insured under the Tenant's policies of insurance required by this Lease. Landlord shall provide annually to Tenant a Certificate of Insurance listing Tenant as an additional named insured under the Landlord's policies of insurance required by this Lease.

     14.5 INSURANCE COMPANIES. The policies affording the insurance required by this Lease shall be with companies (rated A-[minus] VII or better, A. M. Best's Key Rating Guide) authorized to do business in the State of Arizona and shall be in a form reasonably satisfactory to Landlord, shall provide replacement cost coverage, shall name Landlord as an additional insured, and shall provide for payment of loss thereunder to Landlord and Tenant as their interests may appear. The policies or certificates evidencing such insurance shall be delivered to Landlord on or before the Commencement Date and renewals thereof shall be delivered to Landlord at least thirty (30) days prior to the expiration dates of the respective policies. Alternatively, the insurance required by this Section 14 may be provided under a blanket policy to the Tenant's existing insurance policy.

     14.6 FAILURE TO PROCURE INSURANCE. In the event either Tenant or Landlord shall fail to procure insurance required of Tenant under this Lease or fail to maintain the same in force continuously during the Term, or any extension thereof, the other party shall be entitled to procure such insurance and such party shall, upon demand, immediately be reimbursed by the defaulting party for such premium expense, failing which, the non-defaulting party may declare the other party in default under this Lease.

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     14.7  REPAIR  OF  TENANT.  In the event of loss  under  any such  policy or policies, required to be provided by Tenant, Tenant shall promptly proceed with the repair and restoration of the damaged or destroyed improvements in accordance with Section 15 of this Lease. The insurance proceeds, if less than $100,000.00, shall be paid to Tenant for application to such repair, restoration or remediation, so long as (a) Tenant is not then in default under this Lease, and (b) Tenant expressly covenants in writing with Landlord to expend such funds for the repair, restoration or remediation of the Premises and the improvements therein, and to furnish Landlord with documentation evidencing such expenditure of funds for work and improvements incorporated in the Premises within thirty
(30) days following completion of such repair, restoration or remediation. If the insurance proceeds exceed $100,000.00, the same shall be paid to and held in trust by the Landlord pursuant to Section 15 of this Lease. All insurance proceeds described in this Section 14.7 shall be paid upon architects' certificates and contractors', subcontractors' and materialmen's waivers of lien for the cost and expense of repair, restoration or remediation of the damage. If at any time such insurance proceeds shall be insufficient to pay fully the cost of completion of such repair, restoration or remediation, Tenant shall upon demand of Landlord pay a sufficient portion of such cost so that it shall appear to the reasonable satisfaction of Landlord that the amount of insurance money in the hands of Tenant or Landlord, as applicable, shall at all times be sufficient to pay for the completion of the repairs, restoration or remediation free and clear of all liens. Upon the completion of the repairs, restoration or remediation, free and clear of all liens, any surplus of insurance monies shall be paid to Tenant, provided that Tenant is not then in default hereunder. In the event that this Lease shall have been terminated for any material default of Tenant under any of the terms and provisions contained in this Lease, all proceeds of insurance in the hands of Tenant or Landlord and all claims against insurers shall be and become the absolute property of Landlord.

     14.8 REPAIR BY LANDLORD. If all or any part of the Premises are damaged by fire or other catastrophe covered by any insurance policy carried by Landlord, Landlord shall repair or replace the damaged part of the Premises to its condition immediately prior to the occurrence. The repair or replacement shall be commenced and completed within a reasonable time after the occurrence. Landlord's liability with respect to the obligation to repair or replace shall be limited to the extent of the proceeds of any insurance policy carried by Landlord, which policy shall have minimum limits required by this Lease.

SECTION 15 - DAMAGE OR DESTRUCTION.

     15.1 TENANT OBLIGATIONS. In the event of damage to or destruction of any of the improvements on the Premises by fire or other casualty, Tenant shall give Landlord immediate notice thereof and shall, at Tenant's own expense and whether or not the insurance proceeds are sufficient for the purpose, promptly commence and thereafter diligently pursue completion of the repair, restoration or rebuilding of the same so that upon completion of such repairs, restoration or rebuilding, the value and rental value of the improvements shall be substantially equal to the value and rental value thereof immediately prior to the occurrence of such fire or other casualty. Tenant hereby expressly waives any statutory right to terminate this Lease in the event of damage or destruction of the Premises or all or any portion of the buildings or improvements thereon.

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     15.2 LEASE TERMINATION.  Notwithstanding anything to the contrary contained herein, if the Premises should be rendered untenantable by fire or other casualty during the last two (2) years of the Term to the extent of fifty percent (50%) or more of the replacement cost of the Premises, Tenant shall have the option to terminate this Lease by notice to Landlord within sixty (60) days after the occurrence of such damage or destruction. Upon termination, this Lease and the Term hereof shall cease and come to an end as of the effective date of such notice (which shall be not less than thirty (30) nor more than ninety (90) days after the notice and shall be specified in the notice). Any unearned Rent or other charges shall be apportioned as of the effective date and Tenant shall assign to Landlord all of its rights to the insurance proceeds arising out of damage or destruction to the improvements and shall pay Landlord (when the information is ascertained) the difference between the value of the property damaged or destroyed, prior to the damage or destruction, and the amount, if any, of the insurance proceeds.

SECTION 16 - LANDLORD RESERVATION.

     Landlord expressly reserves the right to enter upon the Premises for the purpose of installing, using, maintaining, renewing and replacing such overhead or underground water, gas, sewer, and other pipe lines, and telephone, electric and power lines, cables and conduits as Landlord may deem desirable in connection with the development or use of the Project. Landlord shall use its good faith efforts to minimize any interruption to the tenants of the Project during the work contemplated by this Section. Landlord will reduce Tenant's Rent in proportion to any material interference with Tenant's business which occurs as a consequence of the use of any such easement.

SECTION 17 - INDEMNIFICATION.

     17.1 By Tenant. Excepting any responsibility allocated to Landlord by reason of its negligence or by the terms of this Lease (excluding from this exception, however, any responsibility allocated to Landlord by reason of its failure to enforce the terms of this Lease against Tenant), Tenant shall indemnify, defend and hold Landlord harmless for, from and against all liabilities, obligations, claims, suits, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon or asserted against Landlord by reason of the acts or omissions of Tenant, its agents, employees, contractors, suppliers, licensees, invitees and guests and/or the occurrence of any of the following during the Term except for conditions existing at the commencement of the Lease Term, or conditions or events caused during the Lease Term by Landlord, its contractors, employees, agents or invitees: (i) any use, nonuse or condition of the Premises or any part thereof; (ii) any accident, injury to or death of persons (including workmen) or loss of or damage to property occurring on or about the Premises or any part thereof; (iii) any failure on the part of Tenant to perform or comply with any of the provisions of this Lease; (iv) by or at the direction of Tenant, performance of any labor or services or the furnishings of any materials or other property in respect of the Premises or any part thereof (excluding any such matters performed or furnished by or at the request of Landlord and unrelated to a default of Tenant under this Lease); or (v) any failure on the part of Tenant to clean up and/or dispose of any Hazardous Materials, as described in Section 12.2 above, in accordance with the requirements of this Lease and applicable law. In the event Landlord should be made a defendant in

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any action,  suit or  proceeding  brought by reason of any such  occurrence  for which Tenant is primarily responsible and except to the extent Landlord's insurance is also applicable, Tenant shall, at its own expense, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by legal counsel designated by Tenant but reasonably approved by Landlord. If any such action, suit or proceeding should result in a final judgment against Landlord, Tenant shall promptly satisfy and discharge such judgment or shall cause such judgment to be promptly satisfied and discharged. The obligations of Tenant under this Section 17 arising by reason of any such occurrence taking place while this Lease is in effect shall survive the termination of this Lease.

     17.2 BY LANDLORD. Landlord shall save, defend, hold harmless and indemnify Tenant for, from and against all liabilities, obligations, claims, suits, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or asserted against Tenant by reason of the negligence or wrongful act of Landlord or its agents, contractors, servants or employees.

     17.3 WAIVER OF CLAIMS. Except to the extent of (i) coverage by Landlord's insurance; (ii) any warranty by Landlord herein; or (iii) warranties or liabilities on the part of Landlord or its contractors responsible for construction or remodeling of the Premises, Landlord and its agents, contractors, servants or employees and shall not be liable for, and Tenant hereby releases all claims for, damage to persons and property sustained by Tenant or any person claiming through Tenant resulting from any theft, fire, accident, occurrence or condition in, on or about the Premises or building of which they are a part, including, but not limited to, such claims for damage resulting from (i) any defect in or failure of plumbing, heating or air-conditioning equipment, electric wiring or installation thereof, water pipes, stairs, railings or walks; (ii) any equipment or appurtenances needing repair; (iii) the bursting, leaking or running of any tank, wash stand, water closet, waste pipe, drain or any other pipe or tank in or about the Premises;
(iv) the backing up of any sewer pipe or down spout; (v) the escape of steam or hot water; (vi) water, snow or ice being upon or coming through the roof or any other place upon or near the Premises or otherwise; (vii) the falling of any fixture, plaster or stucco; and (viii) broken glass. Landlord hereby assigns to Tenant a non-exclusive right to the benefits and enforcement of all warranties by contractors, subcontractors and suppliers arising out of the work by Landlord in the construction or renovation of the Premises.

SECTION 18 - ASSIGNMENT AND SUBLETTING.

     18.1 LANDLORD CONSENT. Tenant shall not transfer or assign this Lease, or any interest in this Lease, or sublet the Premises or any portion thereof without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld subject to performance of the terms and conditions of this Section 18. Consent shall be given if the transfer is to an affiliate or subsidiary of Tenant as long as Tenant is not released from post-transfer obligations under the Lease. Any attempted transfer, assignment or subletting, including any involuntary transfers or assignments by operation of law, without such consent shall be void and confer no rights upon any third person, and at the option of Landlord, shall cause a termination of this Lease, in which event such third person shall occupy the Premises as a tenant at sufferance. The acceptance of any Rent payments by Landlord from any such alleged assignee shall not constitute approval of the assignment or subletting of this Lease by Landlord. No transfer, assignment or subletting shall relieve Tenant of its

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liability  for  the  full  performance  of all of  the  provisions,  agreements, covenants and conditions of this Lease. A consent by Landlord to one transfer, assignment or subletting shall not operate as a waiver of this Section as to any future transfer, assignment or subletting, and this Section 18 shall apply to any transferee, assignee or subtenant.

     18.2 IN WRITING. Each transfer, assignment, and subletting to which there has been consent shall be by an instrument in writing in a form reasonably satisfactory to Landlord, and shall be executed by the transferor, assignor or sublessor; and the transferee, assignee, or sublessee shall agree in writing for the benefit of Landlord to assume, to be bound by, and to perform the provisions, covenants and conditions of this Lease to be done, kept and performed by Tenant. One executed copy of such written instrument shall be delivered to Landlord. A consent to any transfer, assignment or subletting shall not constitute waiver or discharge of the provisions of this paragraph with respect to a subsequent transfer, assignment or subletting. The acceptance of Rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to the transfer, assignment or subletting of the Premises.

     18.3 LEASE TRANSFER.

          A. Tenant  shall pay to Landlord a Lease  Transfer  Fee (as defined in
Section 18.3(8) below) upon the occurrence of any of the following events: (i) Tenant sells, transfers or assigns (directly, by operation of law or otherwise) its interest in the Lease or in the business being conducted at the Premises to any other person or legal entity; (ii) a sale, transfer or assignment (directly, by operation of law or otherwise) of all or any portion of the ownership of stock or ownership interest in the present Tenant entity or any successor entity (except as allowed by Section 18.1 ) including but not limited to any sale, transfer or assignment by merger, recapitalization, reorganization, or restructure except this subsection shall not apply to any publicly traded company; or (iii) Tenant enters into a sublease, license, use or occupancy agreement with any other person or entity for the leased Premises (items in sub-paragraphs i, ii, and iii are collectively referred to as a "Transfer"). This Lease Transfer Fee is specifically negotiated to compensate Landlord for a Transfer of Premises that Tenant acknowledges is in short supply in Uptown Sedona, Arizona. Should Tenant, for any reason, reacquire the leased premises after any sale, sublease or transfer, there will be no "transfer fee" to Tenant upon the reacquisition of the Premises. However, any subsequent action by Tenant that meets the requirements of items (i), (ii), or (iii) above, shall subject Tenant to a new Transfer Fee. The offer of Landlord to enter into this Lease is specifically contingent upon Tenant agreeing to pay the Lease Transfer Fee. Any failure of Tenant to pay a Lease Transfer Fee entitles Landlord immediately, and without notice, to terminate this Lease. The Lease Transfer Fee is not in substitution of other provisions of this Lease concerning assignment and subletting, which are in full force and effect.

          B. A Lease Transfer Fee shall be paid by Tenant to Landlord in cash upon the date of the Transfer in an amount of Two Thousand Dollars ($2,000.00) with such amount to be increased by a cost of living adjustment. This provision is not applicable to any Transfer to or from an affiliate or subsidiary of Tenant.

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
          C. As a condition of approval of a Transfer after December 31, 2010 to any entity that is not in the timeshare business, Landlord shall enter into a Lease amendment with the assignee increasing the Rent to the then-market rental for the Premises, as reasonably determined by Landlord and assignee.

          D. Landlord shall be entitled to review in detail the motel experience, the intended use on the Premises, financial capability and tourist marketing experience of any assignee to determine if such proposed assignee is suitable as a tenant in the Project. Tenant acknowledges that Landlord has no obligation to consent to Transfers and that Landlord, after a review of proposed assignee, may reject, based on reasonable judgment, such assignee as not suitable for the Project. This provision is not applicable to a Transfer to an affiliate or subsidiary of Tenant.

SECTION 19 - SUBJECT TO MASTER LEASE.

     Tenant acknowledges that this Lease is subordinate to a Master Lease of the Project among CARLA LEPORI CONIGLIO, Trustee of the CARLA LEPORI CONIGLIO LIVING TRUST and Trustee of the MARIANA PACINI TRUST, as amended, dated January 28, 1983, CARLA LEPORI CONIGLIO, ROBERT A. PACINI, DORIS GREENE, DORIS PACINI GREENE, Trustee of the DORIS PACINI GREENE REVOCABLE LIVING TRUST, dated August 17, 1994, CARA M. CONIGLIO, LISA P. KAUFMANN, PHILIP M. CONIGLIO, JR., and ATHERTON VENTURES, a California general partnership, collectively as Landlord, and CANYON PORTAL, L.L.C., an Arizona limited liability company as Tenant. The Master Lease is recorded in Coconino County at Docket 1362, Page 162. A copy of the Master Lease and the related collection agreement at Pioneer Title has been provided to Tenant which shall keep the terms and conditions of the Master Lease confidential from other tenants of Landlord at the Project.

SECTION 20 - DEFAULTS BY TENANT.

     20.1 EVENT OF DEFAULT. Each of the following occurrences shall be an Event of Default hereunder:

          A. If Tenant fails to pay any Rent when due and such failure continues for ten (10) days after written notice following the payment due date or the date the bill is received by Tenant from Landlord, whichever is later.

          B. If Tenant fails to pay any monies due Landlord for Additional Charges or for any other sums due under this Lease or any other agreement between Landlord and Tenant ("Other Payments") within ten (10) days after written notice to Tenant that Tenant is in default of such payment. Such Other Payments shall be due within ten (10) days after Landlord sends its invoice to Tenant unless otherwise provided in this Lease.

          C. Except as otherwise provided in Section 20.8 of this Lease, if Tenant defaults or breaches any of the other (non-monetary) covenants, agreements, conditions or undertakings herein to be kept, observed and performed by Tenant and such default continues for twenty (20) days after notice thereof in writing to Tenant.

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
          D. If Tenant files any petition under any chapter or section of the Federal Bankruptcy Code or any similar law, state or federal, whether now or hereafter existing, or shall file an answer admitting insolvency or inability to pay its debts.

          E. If Tenant fails to obtain a stay of any involuntary proceedings under any chapter or section of the Federal Bankruptcy Code within sixty (60) days after the institution thereof.

          F. If a trustee or receiver is appointed for Tenant or for a major portion of its property or for any portion of the Premises and such appointment is not vacated and dismissed within sixty (60) days thereafter and in any event prior to any action adverse to the interest of Tenant or Landlord having been taken by such trustee or receiver.

          G. If any court takes jurisdiction of a major portion of the property of Tenant or any part of the Premises in any involuntary proceeding for dissolution, liquidation or winding up of Tenant and such jurisdiction is not relinquished or vacated within sixty (60) days.

          H. If Tenant makes an assignment for the benefit of its creditors.

          I. If Tenant fails to occupy and operate the business in the Premises for ten (10) consecutive days, unless operation is impracticable for reasons beyond control of Tenant.

     20.2 RE-ENTER OF PREMISES. Upon the occurrence of any such Event(s) of Default and at any time thereafter, Landlord shall have the right, at its election, to re-enter the Premises, or any part thereof, either with or without process of law, and to expel, remove and evict Tenant and all persons occupying or upon the same under Tenant, using such force as may be lawful and necessary in so doing, and to possess the Premises and enjoy the same as in their former estate and to take full possession of and control over the Premises and the buildings and improvements thereon and to have, hold and enjoy the same and to receive all rental income of and from the same. No reentry by Landlord shall be deemed an acceptance of a surrender of this Lease, nor shall it absolve or discharge Tenant from any liability under this Lease. Upon such reentry, all rights of Tenant to occupy or possess the Premises shall cease and terminate.

     20.3 LEASE TERMINATION. Upon the occurrence of any such Event(s) of Default and at any time thereafter, Landlord shall have the right, at its election, with or without re-entry as provided in Section 20.2, to give written notice to Tenant stating that this Lease shall terminate on the date specified by such notice, and upon the date specified in such notice this Lease and the Term hereby demised and all rights of Tenant hereunder shall terminate. Upon such termination, Tenant shall quit and peacefully surrender to Landlord the Premises and the buildings and improvements then situated thereon.

     20.4 RELETTING. At any time and from time to time after such re-entry, Landlord may relet the Premises and the buildings and improvements thereon, or any part thereof, in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term of this Lease), and on such conditions

(which may include concessions or free rental) as Landlord, in its reasonable discretion, may determine and may collect and receive the rental therefore. However, in no event shall Landlord be under any obligation to relet the Premises and the buildings and improvements thereon, or any part thereof, and Landlord shall in no way be responsible or liable for any failure to relet or for any failure to collect any rental due upon any such reletting. Even though it may relet the Premises, Landlord shall have the right thereafter to terminate this Lease and all of the rights of Tenant in or to the Premises. Nothing contained in the foregoing shall be deemed a waiver or relinquishment by Tenant of any duty imposed by law on Landlord to mitigate its damages.

     20.5 SURVIVAL OF LIABILITY. Unless Landlord shall have notified Tenant in writing that it has elected to terminate this Lease, no such re-entry or action in lawful detainer or otherwise to obtain possession of the Premises shall relieve Tenant of its liability and obligations under this Lease; and all such liability and obligations shall survive any such reentry. In the event of any such reentry, whether or not the Premises and the buildings and improvements thereon, or any part thereof, shall have been relet, Tenant shall pay to Landlord the entire rental and all other charges required to be paid by Tenant up to the time of such reentry of this Lease, and thereafter Tenant, until the end of what would have been the Term of this Lease in the absence of such reentry, shall be liable to Landlord, and shall pay to Landlord, as damages for Tenant's default:

          A. The amount of Rent and Additional Charges which would be payable under this Lease by Tenant if this Lease were still in effect, less

          B.  The  net  proceeds  of  any  reletting,  after  deducting  all  of
Landlord's  expenses  in  connection  with  such  reletting,  including  without limitation  all  repossession  costs,  brokerage  commissions,  legal  expenses,
attorneys'  fees,   alteration  costs  and  expenses  of  preparation  for  such reletting.

          Tenant shall be liable for and pay such damages to Landlord on a monthly basis on the first day of each month and Landlord shall be entitled to recover from Tenant monthly as the same shall arise. The excess, if any, in any month or months, of the net proceeds described in this subparagraph (B) actually received by Landlord over the Rental and Additional Charges described in subparagraph (A) above shall belong to Landlord, provided that such excess shall be credited and applied against Tenant's future obligations arising under this
Section 20.5 as the same become due and payable by Tenant hereunder, and that Tenant shall remain liable for future deficiencies, as applicable. Notwithstanding any such reentry without termination, Landlord may at any time thereafter, by written notice to Tenant, elect to terminate this Lease for Tenant's previous breach.

     20.6 CUMULATIVE REMEDIES. Each right and remedy of Landlord or Tenant provided for in this Lease shall be cumulative and in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise; and the exercise or beginning of the exercise by Landlord or Tenant of anyone or more of such rights or remedies shall not preclude the simultaneous or later exercise by Landlord or Tenant of any or all other rights or remedies provided for in this Lease now or hereafter existing at law or in equity or by statute or otherwise.

     20.7 SUBLESSEE DEFAULTS. Any violation of any covenant or provision of this Lease, whether by act or omission, by any sublessee or any other persons occupying any portion of the Premises under the rights of Tenant shall be deemed a violation of such provision by Tenant and a default under this Lease. Any such violation shall not be deemed to be a default hereunder if and so long as Tenant in good faith and at its own expense takes and diligently pursues any and all steps it is entitled to take and which steps if completed will cure said default.

     20.8 CURE PERIOD. Notwithstanding any other provision of this Section, Landlord agrees that if the default complained of, other than for the payment of monies, is of such a nature that the same cannot be cured within the twenty (20) day period for curing as specified in the written notice relating thereto, then such default shall be deemed to be cured if Tenant within such period of twenty
(20) days shall have commenced thereof and shall continue thereafter with all due diligence to effect such cure and does so complete the same with the use of such diligence as aforesaid.

     20.9 LATE CHARGES. A late charge of Three Hundred Dollars ($300.00) shall be assessed to any payment required to be made by Tenant to Landlord under the terms of this Lease not received by Landlord within ten (10) days after its due date (regardless of whether Tenant has been given notice of such failure of payment). If Tenant tenders to Landlord a check that is returned marked "NSF" or its equivalent, Tenant shall pay Landlord a charge in the amount of Two Hundred Dollars ($200.00). Tenant's failure to pay any such late charge within ten (10) days after Landlord's written demand therefor shall constitute an Event of Default hereunder. In addition to the payments set forth in the preceding two sentences, Tenant shall pay Landlord interest at the rate of eighteen percent (18%) per annum from the date any payment is due until the date such payment is actually received by Landlord.

SECTION 21 - CONDEMNATION.

     If title to all or any portion of the Premises is taken by a public or quasi-public authority under any statute or by right of eminent domain of any governmental body, whether such loss or damage results from condemnation of part or all of the Premises, Tenant shall not be entitled to participate or receive any part of the damages or award except where the same shall provide for Tenant's moving or other reimbursable expenses, the portion thereof allocated to the taking of Tenant's trade fixtures, equipment and personal property or to a loss of business by Tenant. Should any power of eminent domain be exercised after Tenant is in possession, such exercise shall not void or impair this Lease unless the amount of the Premises so taken substantially and materially impairs the usefulness of the Premises for the purposes for which they are leased in which case, either party may cancel this Lease by notice to the other within sixty (60) days after such possession. Should only a portion of the Premises be taken and the Premises continue to be reasonably suitable for Tenant's use, the Rent shall be reduced from the date of such possession in direct proportion to the reduction in the square footage of the Premises.

SECTION 22 - TENANT'S WAIVER OF STATUTORY RIGHTS.

     In the event of any termination of the Term (or any repossession of the Premises), Tenant so far as permitted by law, waives (i) any notice of re-entry or of the institution of legal proceedings to that end; and (ii) the benefits of any laws now or hereafter in force exempting property from liability for Rent or for debt.

SECTION 23 - WAIVER OF PERFORMANCE.

     No failure by Landlord or Tenant to insist upon the strict performance of any term or condition hereof or to exercise any right, power or remedy consequent upon a breach thereof and no submission by Tenant or acceptance by Landlord of full or partial Rent during the continuance of any such breach shall constitute a waiver of any such breach or of any such term. No waiver of any breach shall affect or alter this Lease (which shall continue in full force and effect), or the respective rights of Landlord or Tenant with respect to any other then-existing or subsequent breach.

SECTION 24 - REMEDIES CUMULATIVE.

     Each right, power and remedy provided for in this Lease now or hereafter existing at law, in equity or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Lease now or hereafter existing at law, in equity or otherwise; and the exercise or beginning of the exercise of anyone or more of the rights, powers or remedies provided for in this Lease shall not preclude the simultaneous or later exercise of any or all such other rights, powers or remedies.

SECTION 25 - CONVEYANCE BY LANDLORD.

     In the event Landlord or any successor Landlord shall conveyor otherwise dispose of the Premises, it shall thereupon be released from all liabilities and obligations imposed upon Landlord under this Lease (except those accruing prior to such conveyance or other disposition) and such liabilities and obligations shall be binding solely on the then owner of the Premises. This release shall not be applicable to any monies owed by Landlord to Tenant under any loans made by Tenant to Landlord.

SECTION 26 - NO PERSONAL LIABILITY TO LANDLORD.

     Tenant shall look solely to Landlord's interest in the Project for the satisfaction of any judgment or decree requiring the payment of money by Landlord based upon any default under this Lease, and no other property or assets of Landlord, or any partner or member of, or shareholder in, Landlord, shall be subject to levy, execution or other enforcement procedures for satisfaction of any such judgment or decree.

SECTION 27 - ATTORNEYS' FEES.

     In the event Landlord brings an action to enforce its rights under this Lease or to bring suit for possession of the Premises, for the recovery of any sum due hereunder, or for any other relief against Tenant, declaratory or otherwise, arising out of a breach of any term of this Lease, or in the event Tenant should bring any action for any relief against Landlord, declaratory or otherwise, arising out of this Lease, the prevailing party shall be entitled to receive from the other party reasonable attorneys' fees and reasonable costs and expenses, which shall be deemed to have accrued due to the commencement of such action, such sums to be determined by the court sitting without a jury.

SECTION 28 - PROVISIONS SUBJECT TO APPLICABLE LAW.

     All rights, powers and remedies provided herein shall be exercised only to the extent that the exercise thereof shall not violate any applicable law and are intended to be limited to the extent necessary so that they shall not render this Lease invalid or unenforceable under any applicable law. If any term of this Lease shall be held to be invalid, illegal or unenforceable, the validity of the other terms of this Lease shall in no way be affected thereby.

SECTION 29 - RIGHT TO CURE.

     29.1 RIGHT TO CURE TENANT'S DEFAULTS. In the event Tenant shall breach any term, covenant or provision of this Lease, Landlord may at any time, without notice, cure such breach for the account and at the expense of Tenant. If Landlord at any time, by reason of such breach, is compelled to payor elects to pay any sum of money or to do any act that will require the payment of any sum of money, or is compelled to incur any expense, including reasonable attorneys' fees, incurred in instituting, prosecuting or defending any actions or proceedings to enforce Landlord's rights under this Lease or otherwise, the sum or sums so paid by Landlord, with all interest, costs and damages, shall be deemed to be Additional Charges and shall be paid by Tenant to Landlord on the first day of the month following the incurring of such expenses of the payment of such sums and shall include interest at the rate of eighteen percent (18%) per annum from the date Landlord makes a payment until Tenant pays such Additional Charges in full.

     29.2 RIGHT TO CURE LANDLORD'S DEFAULTS. In the event Landlord shall breach any term, covenant or provision of this Lease, Tenant may at any time, without notice, cure such breach for the account and at the expense of Landlord. If Tenant at any time, by reason of such breach, is compelled to payor elects to pay any sum of money or to do any act that will require the payment of any sum of money, or is compelled to incur any expense, including reasonable attorneys' fees, incurred in instituting, prosecuting or defending any actions or proceedings to enforce Landlord's rights under this Lease or otherwise, the sum or sums so paid by Tenant, with all interest, costs and damages, shall be paid by Landlord to Tenant on the first day of the month following the incurring of such expenses of the payment of such sums and shall include interest at the rate of eighteen percent (18%) per annum from the date Landlord makes a payment until Landlord pays such additional charges in full.

SECTION 30 - NOTICES.

     Any notice to be given by Landlord or Tenant shall be given in writing and delivered in person or by overnight mail service to Landlord or Tenant, forwarded by certified or registered mail, postage prepaid, or sent via facsimile transmission, to the address indicated in the Fundamental Lease Provisions, unless the party giving any such notice has been notified, in writing, of a change of address. Any such notice shall be deemed effective (a) upon receipt or refusal to accept delivery, if personally delivered; (b) on the next business day following delivery by the overnight courier; (c) in the case of certified mailing, on the date of actual delivery as shown by the addressee's receipt; or (d) in the case of facsimile transmission, upon receipt (a written confirmation of successful transmission from the transmitting facsimile machine being prima facie evidence of such receipt). Burden of proof of delivery is upon the sender.

SECTION 31 - SIGNS.

     A. Tenant shall not place, alter, exhibit, inscribe, paint or affix any sign, awning, canopy, advertisement, notice or other lettering on any part of the Premises, or of the building of which the Premises is a part, unless such signs comply with applicable ordinances or other governmental restrictions and rules.

     B. The Master Landlord, referenced in Section 19, is the owner of the real property situated adjacent to the Project which real property extends to Oak Creek and is approximately 3.5 acres ("Master Landlord Adjacent Property"). Ingress and egress to and from Highway 89A to the Master Landlord Adjacent
Property  is to and from  Sinagua  Plaza  Drive.  The Master  Landlord  Adjacent
Property  does not  front  Highway  89A.  At such  time as the  Master  Landlord
Adjacent Property is developed, Tenant agrees that Landlord, at its expenses, will prepare an overall signage plan for a combination of the Master Landlord Adjacent Property and the Project real property. The goal of such signage plan is that the development on the Master Landlord Adjacent Property will have signage on Highway 89A. Tenant agrees to cooperate in good faith with Landlord and Master Landlord in developing the signage plan, which shall be subject to Tenant's approval, which will not be unreasonably withheld. It is contemplated by the Landlord and Tenant that the City of Sedona may require changes from the existing signage, including the Project monument sign and such changes will be made by Landlord at its expense. In any event, Tenant shall continue to have use of a Project monument sign along Highway 89A, but such use may be shared with signage for the development on the Master Landlord Adjacent Property.

SECTION 32 - INSPECTION AND PRESENTING FOR SALE OR LEASE.

     Upon not less than two (2) business days notice to Tenant, Landlord may inspect the Premises so that Landlord or its lender or the Master Landlord can determine that the Premises is being maintained in good repair and condition. Landlord hereby reserves the right during usual business hours to enter the Premises and to show the same for purposes of sale, lease or mortgage, and during the last six (6) months of the term of this Lease, or the extension thereof, to exhibit the same to any prospective tenant, and to display appropriate signage during the six (6) month period for such sale or lease which signage does not unreasonably interfere with Tenant's business. Prospective purchasers or tenants authorized by Landlord may inspect the Premises during reasonable hours at any time.

SECTION 33 - ESTOPPEL CERTIFICATE.

     Tenant will execute, acknowledge and deliver to Landlord, within five (5) business days following request therefor, a certificate certifying (a) that this Lease is unmodified and in full force (or, if there have been modifications, that the Lease is in full force and effect, as modified, and stating the modifications); (b) the dates, if any, to which Rent, Additional Charges and other sums payable hereunder have been paid; (c) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in such certificate; and (d) subject to Section 35 below, this Lease is and shall be subordinate to any existing or future deed of trust, mortgage or security agreement placed upon the Premises or the Project by the Landlord or owner of the Property. Any claim of Tenant in contradiction of any of the foregoing matters must be set forth with specificity in the certificate. Any such certificate may be relied upon by any prospective purchaser or encumbrancer of the Premises or any part thereof. Tenant's failure to deliver such certificate within the time permitted hereby shall be conclusive upon Tenant that this Lease is in full force and effect, except to the extent any modification has been represented by Landlord, and there are no uncured defaults in Landlord's performance, and that not more than one month's Rent has been paid in advance. In addition, at Landlord's option, after notice to Tenant and expiration of applicable grace period under this Lease, such failure of Tenant to deliver such certificate shall constitute an Event of Default. Tenant acknowledges and agrees that the promise to issue such statements pursuant hereto are a material consideration inducing Landlord to enter into this Lease and that the breach of such promise shall be deemed a material breach of this Lease.

SECTION 34 - RECORDING.

     This Lease may not be recorded by any means, without the express written consent of Landlord and Tenant. However, a Memorandum of Lease in the form attached as Exhibit D shall be executed and recorded.

SECTION 35 - SUBORDINATION AND NON-DISTURBANCE.

     This Lease is hereby declared to be subject and subordinate to the lien of any present or future encumbrance or encumbrances upon the Premises or the Project, irrespective of the time of execution or the time of recording of any such encumbrance or encumbrances. Landlord shall obtain for Tenant a non-disturbance agreement in recordable form from (i) any lender which has a lien on the Premises, now or in the future; and (ii) the landlord (Coniglio family) to the Landlord under the Master Lease referenced in Section 19. This subordination is subject to the right of Tenant upon a foreclosure or other action taken under any mortgage by the holders thereof to have this Lease and the rights of Tenant hereunder not be disturbed but to continue in full force and effect so long as Tenant shall not be in default hereunder. The word "encumbrance" as used herein includes mortgages, deeds of trust or other similar instruments, and modifications, extensions, renewals and replacements thereof, and any and all advances thereunder. Tenant may record such subordination and non- disturbance agreement.

SECTION 36 - MISCELLANEOUS.

     36.1 DEFINITION OF TENANT. The Term "Tenant" shall include legal representatives, successors and permitted assigns. All covenants herein shall be made binding upon Tenant and construed to be equally applicable to and binding upon its agents, employees and others claiming the right to be in the Premises or in the building or in the building through, under or above Tenant.

     36.2 TENANT. If more than one individual, firm, or corporation shall join as Tenant, singular context shall be construed to be plural wherever necessary and the covenants of Tenant shall be the joint and several obligations of each party signing as Tenant and when the parties signing as Tenant are partners, it shall be the obligation of the firm and of the individual members thereof.

     36.3 GENDER AND NUMBER. Whenever from the context it appears appropriate, each item stated in the singular shall include the plural and vice versa and the masculine, feminine, or neuter form shall included the masculine, feminine and neuter forms.

     36.4 MODIFICATIONS AND WAIVERS. No change, modification, or waiver of any provision of this Lease shall be valid or binding unless it is in writing dated after the date hereof and signed by the parties intended to be bound. No waiver of any breach, term, or condition of this Lease by either party shall constitute a subsequent waiver of the same or any other breach, term, or condition.

     36.5 BINDING EFFECT. This Lease shall be binding upon and shall inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns. This provision shall not be deemed to grant Tenant any right to assign this Lease or sublet the Premises or any part thereof other than as provided in this Lease.

     36.6 SEVERABILITY. To the fullest extent possible each provision of this agreement shall be interpreted in such fashion as to be effective and valid under applicable law. If any provision of this Lease is declared void or unenforceable with respect to particular circumstances, such provision shall remain in full force and effect in all other circumstances. If any provision of this Lease is declared void or unenforceable, such provision shall be deemed severed from this Lease, which shall otherwise remain in full force and effect.

     36.7 GOVERNING LAW AND JURISDICTION. Except where preempted by the laws of the United States or the rules or regulations of any agency or instrumentality thereof, this Lease is to be interpreted, construed and governed by the laws of the State of Arizona. The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the Superior Court of the State of Arizona for the County of Coconino in connection with any legal action or proceeding arising out of or relating to this Lease and the parties waive any objection relating to the basis for personal or in rem jurisdiction or to venue which it may now or hereafter have in any such suit, action or proceeding.

     36.8 ENTIRE AGREEMENT. This instrument constitutes the sole and only agreement between Landlord and Tenant respecting the Premises, the leasing of the Premises to the Tenant, or the Lease term herein specified, and correctly sets forth the obligations of the Landlord and Tenant to each other as of its date. Any agreements or representations by the Landlord to the Tenant not expressly set forth in this instrument are void and unenforceable. All prior agreements and understanding of the parties with respect to such subject matter are hereby superseded. No representations, promises, agreements, or understandings contained in this Lease regarding the subject matter hereof shall be of any force or effect unless in writing, executed by the party to be bound, and dated on or subsequent to the date hereof. Captions and headings are for convenience only and shall not alter any provision or be used in the interpretation of this Lease.

     36.9 TIME IS OF THE ESSENCE. Time is of the essence of this Lease and each and every provision hereof. Any extension of time granted for the performance of any duty under this Lease shall not be considered an extension of time for the performance of any other duty under this Lease.

     36.10 BROKERS. Each party represents and warrants to the other party that it has not entered into any agreement with, nor otherwise had any dealings with, any broker or agent in connection or execution of this Lease which could form the basis of any claim by any such broker or agent for a brokerage fee or commission, finder's fee, or any other compensation of any kind or nature against the other in connection with this Leasehold.

LANDLORD:                                    TENANT:

CANYON PORTAL, L.L.C.,                       ILX RESORTS INCORPORATED,
an Arizona limited liability company         an Arizona corporation

By:  Canyon Portal Properties, Inc.
Its: Managing Member                         /s/ JOSEPH P. MARTORI
                                             -----------------------------------
                                             By: Joseph P. Martori
     /s/ TOM VAN SICKLE                      Its: Chairman of the Board
     ------------------------------------    Date: September 26, 2000
     By: Tom Van Sickle
     Its: President
     Date: September 25, 2000

By:  HIDC Investments, L.L.C.,
     an Arizona limited liability company
Its: Member


     /s/ JACK GECHMAN
     ------------------------------------
     By: Jack Gechman
     Its: Manager

     Date:
          -------------------------------


/s/ AL SPECTOR
-----------------------------------------
By:  Al Spector
Its: Member
Date: September 26, 2000

LIST OF EXHIBITS

A.   Premises - Cross Hatched Area

B.   Exclusive Use of Tenants at Project

C.   Owens Loan Breakdown

D.   Memorandum of Lease

                                    Exhibit A

This page contains the preliminary architectual rendering of the site plan for the Canyon Portal Properties in Sedona, Arizona.

                                    EXHIBIT B
                              CANYON PORTAL, L.L.C.
                                TENANT EXCLUSIVES


                               TRADING POST SHOPS

TENANT                                             EXCLUSIVE
------                                             ---------
Rocky's                         No Exclusives

Red Rock Jeep Tours             No Exclusives

Bronco Jewelry                  No Exclusives

Burkhalter's                    No Exclusives

Naja                            No Exclusives


                               CANYON PORTAL SHOPS

TENANT                                             EXCLUSIVE
------                                             ---------
Pink Jeeps                      No Exclusives

Wendeli's                       Exclusive  in the Canyon  Portal  Shops  Complex
                                (the approximate 5,000 square foot building) for
                                a  delicatessen,  bakery,  photo  processing and
                                equipment,  and for Landlord approved souvenirs,
                                gifts  and tee  shirts.  Landlord  has taken the
                                position that because  Tenant never has sold any
                                of  the  above   items  or   engaged   in  these
                                businesses, Tenant has waived this exclusive, but in any event, it applies only to the one building.

TCBY Exclusive in the Canyon Portal Shops Complex for the sale of yogurt or ice cream

Bear Facts                      No Exclusives

Bronco Jewelry                  No Exclusives

Rocky Mountain Chocolate        Exclusive  right  to  sell  assorted  chocolates
                                (bulk and packaged), fudge, and caramel apples.

Sunterra RMI (the Sunterra tenant entity) has the exclusive rights to market timeshare properties from its lease location, and the "hawking" of goods and services and the marketing of timeshare properties.


                              NORTH RETAIL BUILDING

TENANT                                             EXCLUSIVE
------                                             ---------
Red Canyon Gallery              Tenant  has an  exclusive  in the  North  Retail
                                Building  for  the  sale of  fine  arts,  bronze
                                sculpture,    oils,    watercolors,     pastels,
                                hand-blown   glass,   manmade  metal  furniture,
                                silver  and  gold  designer   jewelry  with  the
                                exception that other tenants may sell such items as long as the floor space devoted to such items does not exceed 20% of the total of that tenant's premises.

Sedona Turquoise Trading        Tenant  has an  exclusive  for the North  Retail
                                Building  to  sell  authentic  Indian-made  sand
                                paintings,  moccasins  and  Indian  pottery.  In
                                addition,   Tenant  has  an  exclusive  to  sell
                                authentic Indian-made turquoise jewelry with the exception that other tenants may sell such turquoise jewelry as long as the floor space devoted to such sales does not exceed 20% of such tenant's premises.

Nicrin (Rocky's Shirt Shop)     No Exclusives

Canyon Breeze Restaurant        Exclusive on a restaurant and lounge facility at
                                the Canyon Portal Project.

                                    EXHIBIT C
Loan No: 50544/Phase II
Submitted by: Canyon Portal, L.L.C.

                         Draw Request No. 1 Prepared for
                              Owens Financial Group

                                                                 WORK COMPLETED
                                                             -----------------------
                                                                FROM                                                BALANCE
                                                              PREVIOUS                     TOTAL                       TO
ITEM                                             SCHEDULED   APPLICATION                  TO DATE        %           FINISH
 NO.         DESCRIPTION OF WORK                   VALUE        (D+E)    THIS PERIOD       (D+E)       (F/C)          (C-F)
 ---         -------------------                   -----        -----    -----------       -----       -----          -----
 1    CONSTRUCTION - TRITON - 20 NEW ROOMS     $1,047,739.00    $0.00    $ 23,651.00    $ 23,651.00     2.26%    $1,024,088.00
 2    CONSTRUCTION - NELSON - REHAB 12 ROOMS   $  204,898.00    $0.00    $ 15,000.00    $ 15,000.00     7.32%    $  189,898.00
 3    ARCHITECTURAL & ENGINEERING              $   30,000.00    $0.00    $ 26,481.00    $ 26,481.00    88.27%    $    3,519.00
 4    CITY OF SEDONA PERMITS & FEES            $   78,600.00    $0.00    $ 68,600.00    $ 68,600.00    87.28%    $   10,000.00
 5    CITY OF SEDONA PARKING AGREEMENT         $  216,000.00    $0.00    $108,000.00    $108,000.00    50.00%    $  108,000.00
 6    TELEPHONE SYSTEM & FURNITURE             $  185,000.00    $0.00    $      0.00    $      0.00     0.00%    $  185,000.00
 7    OWENS FEES & COSTS                       $   95,000.00    $0.00    $      0.00    $      0.00     0.00%    $   95,000.00
14    MISCELLANEOUS & CONTINGENCY              $   42,763.00    $0.00    $      0.00    $      0.00     0.00%    $   42,763.00
                                               -------------    -----    -----------    -----------    ------    -------------
                                               $1,900,000.00    $0.00    $241,732.00    $241,732.00    12.72%    $1,658,268.00
                                               -------------    -----    -----------    -----------    -----     -------------

Canyon Portal, L.L.C.

By:
   ---------------------------
   Al Spector, Agent
   09/21/00

                                    EXHIBIT D

When Recorded Return to:
Al Spector, Esq.
Spector Law Offices, P.C.
6900 E. Camelback Road, Suite 640
Scottsdale, AZ 85251

                               MEMORANDUM OF LEASE

     This Memorandum of Lease is entered into this 26th day of September, 2000 between CANYON PORTAL, L.L.C., an Arizona limited liability company ("Landlord") and ILX RESORTS INCORPORATED, an Arizona corporation ("Tenant").

     Landlord and Tenant hereby give notice to the public that Landlord has granted (and hereby grants) to Tenant a Lease on the motel located on real property more particularly described on Exhibit A, attached hereto and incorporated herein by this reference.

     The term of this Lease shall commence on the first day of October, 2000 and will terminate on December 31, 2010, unless extended pursuant to the terms of the Lease which extensions, if all are exercised, can extend to December 31, 2038. The Lease described in this Memorandum was granted by Landlord to Tenant in a Lease of even date herewith, the terms of which are incorporated herein by this reference. Further information concerning the Lease may be obtained from Tenant at the following address:

                                Al Spector, Esq.
                            SPECTOR LAW OFFICES, P.C.
                        6900 E. Camelback Road, Suite 640
                              Scottsdale, AZ 85251
                              Phone: (480) 941-0221
                               Fax: (480) 990-9093

                                       or

                              Mr. Joseph P. Martori
                            ILX RESORTS INCORPORATED
                           2111 E. Highland, Suite 210
                                Phoenix, AZ 85016
                              Phone: (602) 957-2777
                               Fax: (602) 957-2290

TENANT:                                 LANDLORD:

ILX RESORTS, INCORPORATED               CANYON PORTAL, L.L.C., an
 an Arizona corporation                 Arizona limited liability company

                                        By: Canyon Portal Properties, Inc.
                                        Its: Managing Member
/s/ Joseph P. Martori
-----------------------------------
By: Joseph P. Martori                   /s/ Tom Van Sickle
Its: Chairman of the Board              ----------------------------------------
                                        By: Tom Van Sickle
                                        Its: President

                                        By: HIDC Investments, L.L.C.,
                                            an Arizona limited liability company
                                        Its: Member


                                             -----------------------------------
                                             By: Jack Gechman
                                             Its: Manager


                                        ----------------------------------------
                                        By: Al Spector
                                        Its: Member

STATE OF ARIZONA    )
                    )    ss:
COUNTY OF MARICOPA  )

     The foregoing instrument was acknowledged before me this ______ day of September, 2000 by Joseph P. Martori, the Chairman of the Board of ILX Resorts Incorporated, an Arizona corporation.


                                        ----------------------------------------
                                        Notary Public

STATE OF ARIZONA    )
                    )    ss:
COUNTY OF MARICOPA  )

     The foregoing instrument was acknowledged before me this ______ day of September, 2000 by Tom Van Sickle, the President of Canyon Portal Properties, Inc., an Arizona corporation which is the Managing Member of Canyon Portal, L.L.C., an Arizona limited liability company.


                                        ----------------------------------------
                                        Notary Public

STATE OF ARIZONA    )
                    )    ss:
COUNTY OF MARICOPA  )

     The foregoing instrument was acknowledged before me this ______ day of September, 2000 by Jack Gechman, the Manager of HIDC Investments, L.L.C., an Arizona limited liability company, which is a Member of Canyon Portal, L.L.C., an Arizona limited liability company.



                                        ----------------------------------------
                                        Notary Public

STATE OF ARIZONA    )
                    )    ss:
COUNTY OF MARICOPA  )

     The foregoing instrument was acknowledged before me this ______ day of September, 2000 by Al Spector, who is a Member of Canyon Portal, L.L.C., an Arizona limited liability company.



                                        ----------------------------------------
                                        Notary Public